UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6629

Managed Municipals Portfolio Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31

Date of reporting period: November 30, 2005

ITEM 1. REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

EXPERIENCE

SEMI-ANNUAL

REPORT

NOVEMBER 30, 2005

Managed Municipals

Portfolio Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Managed Municipals Portfolio Inc.

Semi-Annual Report  •  November 30, 2005

What’s

Inside

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the reporting period. While surging oil prices, rising interest rates and the impact of Hurricanes Katrina and Rita threatened to derail economic expansion, growth remained solid throughout the period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% in the second quarter and 4.1% in the third quarter. This marked ten consecutive quarters in which GDP grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates eight times from June 2004 through May 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments four additional times over the reporting period. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. After the end of the Fund’s reporting period, at its December meeting, the Fed once again raised its target for the federal funds rate by 0.25% to 4.25%. This represents the longest sustained Fed tightening cycle since 1976-1979.

Early in the reporting period, the fixed income market confounded investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.49% on November 30, 2005, versus 3.91% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. This trend also occurred in the municipal bond market.

Performance Review

For the six months ended November 30, 2005, the Managed Municipals Portfolio Inc. returned 2.24%, based on its net asset value (“NAV”)iv and 0.39%, based on its New York

Managed Municipals Portfolio Inc         1

Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers Municipal Bond Index,v returned 0.36% for the same time frame. The Lipper General Municipal Debt Funds —Leveraged Closed-End Funds Category Averagevi increased 0.58% for the period. Please note that Lipper performance returns are based on each Fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.2760 per share, (which may have included a return of capital). The performance table shows the Fund’s 30-day SEC yield as well as its six-month total return based on its NAV and market price as of November 30, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

Fund Performance as of November 30, 2005 (unaudited)

Price Per Share	30-Day SEC Yield	Six-Month Total Return
$11.69 (NAV)	6.46%	2.24%

$10.49 (Market Price)	7.21%	0.39%

All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of November 30, 2005 and are subject to change.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

2         Managed Municipals Portfolio Inc

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. While these issues do not directly affect your Fund, the Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMMUX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

Managed Municipals Portfolio Inc         3

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 22, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments decline. Please note that derivatives, such as options and futures, can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the Fund’s performance. Derivatives can disproportionately increase losses as stated in the prospectus. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

[v]	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.

vi	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended November 30, 2005, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 64 funds in the Fund’s Lipper category, and excluding sales charges.

4         Managed Municipals Portfolio Inc

Fund at a Glance (unaudited)

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         5

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock of the Fund that you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds 98% of the net asset value per share (“NAV”) on the determination date, you will be issued shares by the Fund at a price reflecting 98% of NAV, or 95% of the market price, whichever is greater.

If the market price is less than 98% of the NAV at the time of valuation (the close of business on the determination date), PFPC Inc. (“Plan Agent”), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined 98% of NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 40.

To find more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1 (800) 331-1710.

6         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited)

MANAGED MUNICIPALS PORTFOLIO INC.

Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 96.6%
Alabama — 3.6%
$24,510,000	AAA	Jefferson County, AL, Sewer Revenue, Capital Improvement Warrants, Series A, FGIC-Insured, Call 2/1/09 @ 101, 5.375% due 2/1/36 (a)(b)	$26,204,131

Arizona — 1.5%
		Arizona State University, COP, Project 2002, MBIA-Insured:
1,500,000	AAA	5.100% due 7/1/24	1,569,765
1,000,000	AAA	5.125% due 7/1/26	1,047,350
4,000,000	AAA	Mesa, AZ, IDA Revenue, Discovery Health Systems, Series A, MBIA-Insured, Call 1/1/10 @ 101, 5.625% due 1/1/29 (a)	4,348,240
3,000,000	AAA	Phoenix, AZ, Civic Improvement Corp. Airport Revenue, Senior Lien, Series B, FGIC-Insured, 5.250% due 7/1/22 (c)	3,133,620
1,000,000	AA+	Phoenix, AZ, GO, Series B, 5.000% due 7/1/27	1,037,940

		Total Arizona	11,136,915

California — 11.0%
7,040,000	Ba1(d)	California EFA Revenue, Pooled College & University Project, Series A, Call 7/1/08 @ 101, 5.625% due 7/1/23 (a)	7,201,568
		California Health Facilities Finance Authority Revenue:
6,000,000	A3(d)	Cedars-Sinai Medical Center, Series A, Call 12/1/09 @ 101, 6.250% due 12/1/34 (a)	6,697,200
1,000,000	AA-	Sutter Health, Series A, 6.250% due 8/15/35	1,118,240
5,000,000	AAA	California Infrastructure & Economic Development Bank Revenue, Bay Area Toll Bridges, First Lien, Series A, FGIC-Insured, 5.000% due 7/1/25	5,233,900
5,000,000	AAA	California State Department of Veterans Affairs, Home Purchase Revenue, Series A, AMBAC-Insured, 5.350% due 12/1/27	5,244,950
7,375,000	AAA	Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC-Insured, 5.000% due 10/1/29	7,625,234
		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue:
4,000,000	A-	Enhanced Asset Backed, Series B, Call 6/1/07 @ 100, 5.625% due 6/1/20 (a)	4,141,120
6,000,000	BBB	Series 2003-A-1, 6.750% due 6/1/39	6,700,740
7,000,000	AAA	Los Angeles County, CA, COP, Antelope Valley Courthouse, Series A, AMBAC-Insured, 5.250% due 11/1/33	7,385,980
3,340,000	AAA	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, MBIA-Insured, 5.125% due 9/1/30	3,435,791
2,750,000	AAA	Sacramento County, CA, COP, Public Facilities Project, MBIA-Insured, 5.375% due 2/1/19	2,866,050
5,000,000	AAA	San Diego, CA, USD GO, Series E, FSA-Insured, 5.000% due 7/1/28	5,364,250
3,000,000	AAA	San Jose, CA, Airport Revenue, Series D, MBIA-Insured, 5.000% due 3/1/28	3,100,020

See Notes to Financial Statements.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         7

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

California — 11.0% (continued)
$3,000,000	AAA	San Mateo County Community College District, COP, MBIA-Insured, 5.000% due 10/1/25	$3,136,950
2,500,000	AAA	Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, MBIA-Insured, 5.000% due 6/1/23	2,607,775
9,000,000	AAA	University of California Revenues, Series F, FSA-Insured, 4.750% due 5/15/26	9,131,130

		Total California	80,990,898

Colorado — 7.0%
1,000,000	NR	Aspen, CO, Sales Tax Revenue, Call 11/1/09 @ 100, 5.400% due 11/1/19 (a)	1,069,520
		Colorado Educational & Cultural Facilities Authority Revenue, University of Denver Project, AMBAC-Insured:
1,950,000	AAA	Call 3/1/11@ 100, 5.375% due 3/1/23 (a)	2,115,750
2,050,000	AAA	Call 3/1/11 @ 100, 5.375% due 3/1/23 (a)	2,193,910
4,000,000	AAA	Colorado Health Facilities Authority Revenue, Series B, Remarketed 7/8/98, 5.350% due 8/1/15 (f)	4,086,840
		Denver, CO, City & County Airport Revenue, Series C:
10,945,000	A	6.125% due 11/15/25 (b)(c)(f)	12,785,730
13,630,000	A	Unrefunded Balance, 6.125% due 11/15/25 (b)(c)(f)	13,739,449
2,000,000	AAA	Denver, CO, City & County, COP, Series B, AMBAC-Insured, Call 12/1/10 @ 101, 5.500% due 12/1/25 (a)	2,197,500
1,700,000	AAA	El Paso County, CO, COP, Detention Facility Project, Series B, AMBAC-Insured, 5.000% due 12/1/23	1,767,014
		Garfield County, CO, GO, School District Number 2, FSA-Insured, State Aid Withholding:
2,300,000	Aaa(d)	5.000% due 12/1/23	2,390,666
1,000,000	Aaa(d)	5.000% due 12/1/25	1,034,540
7,320,000	AAA	University of Colorado, COP, Master Lease Purchase Agreement, Series A, AMBAC-Insured, 5.000% due 6/1/28	7,555,192

		Total Colorado	50,936,111

Connecticut — 1.1%
1,000,000	AAA	Connecticut State HEFA Revenue, Child Care Facilities Project, Series C, AMBAC-Insured, 5.625% due 7/1/29	1,078,930
		Connecticut State, GO, Series B:
1,600,000	AA	5.000% due 6/15/22	1,669,616
4,490,000	AA	Call 6/15/12 @ 100, 5.500% due 6/15/21 (a)	4,974,067

		Total Connecticut	7,722,613

Delaware — 1.4%
10,000,000	AAA	Delaware State, EDA Revenue, PCR, Refunding, Delmarva Project, Series B, AMBAC-Insured, 5.200% due 2/1/19 (b)	10,603,700

Florida — 3.1%
		Florida State Board of Education, Capital Outlay, GO:
5,000,000	AAA	Public Education, Refunding, Series B, FSA-Insured, 5.000% due 6/1/24	5,213,600

See Notes to Financial Statements.

8         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Florida — 3.1% (continued)
$3,000,000	AAA	Public Education, Series A, 5.125% due 6/1/21	$3,191,790
1,465,000	AAA	Florida State Department of Transportation, GO, Right of Way Project, FGIC-Insured, 5.000% due 7/1/25	1,534,499
6,500,000	BB+	Martin County, FL, IDA Revenue, Indiantown Cogeneration Projects, Series A, 7.875% due 12/15/25 (c)	6,715,410
1,290,000	AAA	Miami Beach, FL, Stormwater Revenue, FGIC-Insured, 5.375% due 9/1/30	1,377,643
2,000,000	Aaa(d)	Orange County, FL, School Board, COP, Series A, MBIA-Insured, 5.250% due 8/1/23	2,121,060
2,500,000	Aaa(d)	South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC-Insured, 5.000% due 7/1/20	2,603,450

		Total Florida	22,757,452

Georgia — 1.9%
6,000,000	AAA	Augusta, GA, Water & Sewer Revenue, FSA-Insured, 5.250% due 10/1/26	6,407,880
		Private Colleges & Universities Authority Revenue, Mercer University Project:
2,180,000	Baa2(d)	5.750% due 10/1/21	2,345,876
:		Refunding, Series A:
2,000,000	Baa2(d)	5.250% due 10/1/25	2,033,920
1,000,000	Baa2(d)	5.375% due 10/1/29	1,024,240
2,000,000	BBB-	Savannah, GA, EDA Revenue, College of Arts & Design Inc. Project, Call 10/1/09 @ 102, 6.900% due 10/1/29 (a)	2,254,660

		Total Georgia	14,066,576

Hawaii — 0.6%
4,000,000	AAA	Hawaii State, Department of Budget & Finance, Special Purpose Revenue, Kaiser Permanente, Series A, 5.100% due 3/1/14 (f)	4,218,560

Illinois — 3.7%
4,095,000	AAA	Chicago, IL, Refunding GO, Series D, FGIC-Insured, 5.500% due 1/1/35	4,369,570
7,400,000	AAA	Chicago, IL, Skyway Toll Bridge Revenue, AMBAC-Insured, Call 1/1/11 @ 101, 5.500% due 1/1/31 (a)	8,133,340
8,000,000	A	Illinois Health Facilities Authority Revenue, Order of Saint Francis Healthcare System, Call 11/15/09 @ 101, 6.250% due 11/15/29 (a)	8,895,440
5,000,000	AAA	Illinois State, GO, First Series, MBIA-Insured, Call 6/1/10 @ 100, 5.625% due 6/1/25 (a)	5,442,150

		Total Illinois	26,840,500

Indiana — 0.4%
3,000,000	BBB+	Indiana State DFA Environment Improvement Revenue, USX Corp. Project, 5.250% due 12/1/22	3,180,720

Kansas — 0.2%
1,250,000	AAA	Scott County, KS, GO, Refunding, USD Number 446, FGIC-Insured, 5.000% due 9/1/22	1,299,163

See Notes to Financial Statements.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         9

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Maine — 0.2%
$1,770,000	AA+	Maine State Housing Authority Mortgage Revenue, Series C, 5.300% due 11/15/23	$1,799,683

Maryland — 1.3%
		Baltimore, MD, Project Revenue, Refunding, Wastewater Projects, Series A, FGIC-Insured:
2,500,000	AAA	5.125% due 7/1/32	2,612,550
3,385,000	AAA	5.200% due 7/1/32	3,571,581
3,075,000	AA-	Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue, 5.000% due 11/15/26	3,174,599

		Total Maryland	9,358,730

Massachusetts — 4.4%
		Massachusetts Bay Transportation Authority, Sales Tax Revenue, Senior Series A, Call 7/1/10 @ 100:
2,430,000	AAA	5.500% due 7/1/30 (a)(g)	2,625,105
570,000	AAA	5.500% due 7/1/30 (a)	618,268
1,125,000	Aaa(d)	Massachusetts DFA Revenue, Merrimack College Issue, MBIA-Insured, 5.200% due 7/1/32	1,188,326
1,850,000	AAA	Massachusetts HEFA Revenue, University of Massachusetts Issue, Series C, FGIC-Insured, 5.125% due 10/1/27	1,957,226
5,000,000	AAA	Massachusetts State Special Obligation Revenue, Consolidated Loan, Series A, FGIC-Insured, Call 6/1/12 @ 100, 5.000% due 6/1/21 (a)	5,348,100
		Massachusetts State, GO, Consolidated Loan, Series C, Call 11/1/12 @ 100:
10,950,000	AA	5.250% due 11/1/30 (a)(b)	11,885,239
6,050,000	AA	5.250% due 11/1/30 (a)	6,566,731
2,000,000	AAA	University of Massachusetts Building Authority Project Revenue, Refunding, Senior Series 2004-1, AMBAC-Insured, 5.250% due 11/1/25	2,146,920

		Total Massachusetts	32,335,915

Michigan — 2.3%
5,000,000	AA	East Lansing, MI, Community School District, GO, School Building & Site, Q-SBLF-Insured, Call 5/1/10 @ 100, 5.625% due 5/1/30 (a)	5,442,900
:		Michigan State, COP, AMBAC-Insured, Call 6/1/10 @ 100:
2,345,000	AAA	5.500% due 6/1/19 (a)(g)	2,540,292
6,000,000	AAA	5.500% due 6/1/27 (a)	6,499,680
2,500,000	AA-	Michigan State Hospital Finance Authority Revenue, Refunding, Trinity Health Credit, Series C, 5.375% due 12/1/23	2,662,300

		Total Michigan	17,145,172

Minnesota — 2.5%
1,500,000	AAA	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	1,559,295
		Minneapolis & St. Paul, MN, Metropolitan Airports Commission, Airport Revenue:
2,650,000	AAA	Refunding, Sub-Series C, FGIC-Insured, 4.500% due 1/1/32	2,566,869

See Notes to Financial Statements.

10         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Minnesota — 2.5% (continued)

$2,000,000	AAA	Series A, FGIC-Insured, 5.125% due 1/1/25	$2,077,380
4,000,000	AAA	Sub-Series C, FGIC-Insured, 5.250% due 1/1/26	4,210,480
7,000,000	A-	Minneapolis, MN, Healthcare System Revenue, Allina Health System, Series A, 6.000% due 11/15/23	7,676,900
475,000	AA+	Minnesota State Housing Financing Agency, Single-Family Mortgage, Series I, 5.500% due 1/1/17	488,319

		Total Minnesota	18,579,243

Missouri — 3.5%
1,500,000	AAA	Greene County, MO, Reorganized School District Number 8, GO, Missouri State Aid Direct Deposit Program, FSA-Insured, 5.100% due 3/1/22	1,575,000
21,000,000	Aaa(d)	Missouri State Environmental Improvement & Energy Resource Authority, Water Pollution Revolving Funds Program, Series B, 5.000% due 1/1/24 (b)	22,090,110
2,000,000	AAA	St. Louis, MO, Airport Revenue, Airport Development Program, Series A, MBIA-Insured, 5.125% due 7/1/22	2,095,040

		Total Missouri	25,760,150

Montana — 1.4%
10,070,000	NR	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19 (c)	10,033,647

New Jersey — 4.3%
1,000,000	BBB-	Middlesex County, NJ, PCA Revenue, Refunding, Pollution Control Financing, Amerada Hess Corp. Project, 5.750% due 9/15/32	1,045,910
1,000,000	AA-	New Jersey EDA Revenue, School Facilities Construction, Series F, Call 6/15/13 @ 100, 5.000% due 6/15/28 (a)	1,080,630
		New Jersey Health Care Facilities Financing Authority Revenue:
3,875,000	AAA	Englewood Hospital, FHA/MBIA-Insured, 5.000% due 8/1/23	4,057,745
8,000,000	A-	Robert Wood Johnson University Hospital, 5.700% due 7/1/20	8,566,320
3,125,000	BBB	New Jersey State EDA, PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12	3,236,468
2,000,000	AAA	New Jersey State EFA Revenue, Montclair State University, Series E, FGIC-Insured, 4.500% due 7/1/33	1,935,460
2,395,000	AAA	New Jersey State Highway Authority, Garden State Parkway General Revenue, Series Parkway, Call 1/1/10 @ 101, 5.625% due 1/1/30 (a)	2,613,041
3,465,000	AAA	New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue, Series D, FGIC-Insured, 4.700% due 5/1/30	3,544,591
1,350,000	A	South Jersey Port Corp., New Jersey Revenue, Refunding, 5.000% due 1/1/26	1,381,428
3,785,000	BBB	Tobacco Settlement Financing Corp., New Jersey, Asset-Backed Bonds, 5.750% due 6/1/32	3,883,713

		Total New Jersey	31,345,306

See Notes to Financial Statements.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         11

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

New Mexico — 0.1%
$765,000	AAA	New Mexico Mortgage Financing Authority, Single-Family Mortgage Revenue, Series D-3, 5.625% due 9/1/28 (g)	$779,267

New York — 9.4%
15,000,000	A+	Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters, 5.250% due 10/1/35 (b)	16,624,650
		Nassau Health Care Corp., New York Health Systems Revenue, FSA-Insured, Call 8/1/09 @ 102:
2,000,000	AAA	5.500% due 8/1/19 (a)	2,179,940
3,000,000	AAA	5.750% due 8/1/29 (a)	3,295,500
5,100,000	AAA	New York City, NY, Housing Development Corp. Revenue, Capital Fund Package, New York City Housing Authority, Series A, FGIC-Insured, 5.000% due 7/1/25	5,296,401
		New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, Series D:
6,000,000	AA+	5.250% due 6/15/25	6,386,040
24,320,000	AA+	5.000% due 6/15/38 (b)	24,931,162
:		New York State Dormitory Authority Revenue:
5,000,000	AAA	State University Educational Facility, Series B, FSA-Insured, Call 5/15/10 @ 101, 5.500% due 5/15/30 (a)	5,474,850
1,000,000	AAA	Willow Towers Inc. Project, GNMA-Collateralized, 5.250% due 2/1/22	1,063,750
3,000,000	AAA	New York State Thruway Authority, Highway & Bridge, Transportation Fund, Series B-1, FGIC-Insured, Call 4/1/10 @ 101, 5.400% due 4/1/17 (a)	3,260,010

		Total New York	68,512,303

North Carolina — 0.8%
1,750,000	AA+	Charlotte, NC, COP, Governmental Facilities Projects, Series G, 5.000% due 6/1/28	1,805,107
1,615,000	AAA	Harnett County, NC, GO, Refunded Custody Receipts, AMBAC-Insured, 5.250% due 6/1/24	1,717,246
		North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Elizabeth City State University Housing Foundation LLC Project, Series A, AMBAC-Insured:
1,000,000	AAA	5.000% due 6/1/23	1,047,020
1,250,000	AAA	5.000% due 6/1/33	1,290,963

		Total North Carolina	5,860,336

Ohio — 11.1%
4,500,000	Aa2(d)	Bexley, OH, City School District, GO, 5.125% due 12/1/27	4,663,035
2,000,000	AAA	Canton, OH, City School District, GO, Variable Purpose, Series A, MBIA-Insured, Call 12/1/10 @ 100, 5.500% due 12/1/20 (a)	2,180,680
1,300,000	AA+	Cincinnati, OH, Water Systems Revenue, 5.125% due 12/1/21	1,370,122
3,000,000	AAA	Cuyahoga County, OH, Hospital Revenue, University Hospital Health System Inc., AMBAC-Insured, 5.500% due 1/15/30	3,154,050
2,000,000	AAA	Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Childrens Hospital, Series J, FGIC-Insured, 5.250% due 5/15/23	2,124,560

See Notes to Financial Statements.

12         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
Ohio — 11.1% (continued)

$25,000,000	Aaa(d)	Hamilton County, OH, Sales Tax Revenue, Sub-Series B, AMBAC-Insured, 5.250% due 12/1/32 (b)	$26,296,750
7,500,000	AA-	Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners, 5.375% due 10/1/30	7,769,925
5,990,000	AAA	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC-Insured, 5.375% due 11/15/29	6,318,611
3,025,000	Aaa(d)	Muskingum County, OH, GO, Refunding & County Facilities Improvement, MBIA-Insured, 5.125% due 12/1/19	3,192,918
1,375,000	AAA	Ohio State Higher Educational Facility Commission Revenue, University of Dayton Project, AMBAC-Insured, 5.500% due 12/1/25	1,484,546
12,000,000	AAA	Ohio State Water Development Authority, PCR, Refunding, Dayton Power & Light Co., Series A, FGIC-Insured, 4.800% due 1/1/34 (b)	11,908,080
2,500,000	AAA	Portage County, OH, GO, MBIA-Insured, 5.250% due 12/1/17	2,631,500
1,500,000	A3(d)	Steubenville, OH, Hospital Revenue, 6.375% due 10/1/20	1,652,655
		Summit County, OH, GO, FGIC-Insured:
1,000,000	AAA	5.000% due 12/1/21	1,051,730
500,000	AAA	5.000% due 12/1/22	524,140
1,500,000	Aaa(d)	Trumbull County, OH, GO, MBIA-Insured, 5.200% due 12/1/20	1,607,865
2,000,000	AAA	University of Cincinnati, OH, General Receipts, Series A, FGIC-Insured, 5.250% due 6/1/24	2,112,380
1,500,000	AAA	Warrensville Heights, OH, GO, City School District, School Improvements, FGIC-Insured, 5.625% due 12/1/20 (g)	1,634,340

		Total Ohio	81,677,887

Oregon — 1.9%
3,210,000	AA	Clackamas County Hospital Facilities Authority Revenue, Legacy Health System, 5.750% due 5/1/16	3,490,105
4,895,000	AA+	Oregon State Department of Transportation, Highway User Tax Revenue, Series A, 5.125% due 11/15/23	5,180,281
5,175,000	AA-	Oregon State Veterans Welfare, GO, Series 82, 5.500% due 12/1/42	5,227,474

		Total Oregon	13,897,860

Pennsylvania — 3.9%
3,000,000	BBB+	Pennsylvania State Higher EFA Revenue, Widener University, 5.000% due 7/15/20	3,078,120
		State Public School Building Authorities, School Revenue, Philadelphia School District Project, FSA-Insured, State Aid Withholding:
18,745,000	AAA	5.250% due 6/1/26 (b)	19,862,577
5,540,000	AAA	5.250% due 6/1/27	5,855,724

		Total Pennsylvania	28,796,421

South Carolina — 4.6%
10,000,000	BBB+	Berkeley County, SC, PCR, Refunding, SC Generating Co. Project, 4.875% due 10/1/14 (b)	10,432,800
1,000,000	A	Dorchester County, SC, School District Number 2, Installment Purchase Revenue, Growth Remedy Opportunity Tax Hike, 5.250% due 12/1/29	1,034,750

See Notes to Financial Statements.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         13

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
South Carolina — 4.6% (continued)

$15,000,000	AA-	Greenville County, SC, School District Installment Purchase Refunding, Building Equity Sooner For Tomorrow, 5.500% due 12/1/28 (b)	$16,019,400
		South Carolina Transportation Infrastructure Bank Revenue, Series A:
2,505,000	Aaa(d)	AMBAC-Insured, Call 10/1/11 @ 100, 5.125% due 10/1/31 (a)	2,703,922
3,000,000	AAA	MBIA-Insured, Call 10/1/09 @ 101, 5.500% due 10/1/30 (a)	3,246,870

		Total South Carolina	33,437,742

Tennessee — 1.5%
1,150,000	NR	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	1,194,229
6,420,000	AAA	Memphis-Shelby County, TN, Sports Authority Income Revenue, Memphis Arena Project, Series A, AMBAC-Insured, 5.125% due 11/1/21	6,804,109
3,000,000	AA	Tennessee State, GO, Series A, Call 3/1/10 @ 100, 5.250% due 3/1/17 (a)	3,212,310

		Total Tennessee	11,210,648

Texas — 1.5%
1,595,000	AAA	Burleson, TX, ISD, GO, Unrefunded Balance, PSF-Guaranteed, 6.750% due 8/1/24	1,629,994
12,000,000	CCC	Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35 (c)	8,138,160
1,000,000	AAA	Harris County, TX, Health Facilities Development Corp., School Health Care System, Revenue, Series B, 5.750% due 7/1/27 (f)	1,160,820

		Total Texas	10,928,974

Virginia — 3.5%
3,000,000	BBB+	Chesapeake, VA, IDA, PCR, Remarketed 11/8/02, 5.250% due 2/1/08	3,024,180
3,000,000	BBB+	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Series A, Remarketed 11/08/02, 5.875% due 6/1/17	3,285,720
1,500,000	AAA	Fairfax County, VA, Water Authority Water Revenue, 5.000% due 4/1/26	1,568,445
10,000,000	AAA	Virginia State HDA Commonwealth Mortgage Revenue, Series H, Sub-Series H-1, MBIA-Insured, 5.350% due 7/1/31 (b)	10,300,200
7,000,000	BBB+	York County, VA, IDA, PCR, Virginia Electrical & Power Co., 5.500% due 7/1/09	7,207,550

		Total Virginia	25,386,095

Washington — 1.4%
22,685,000	AAA	Chelan County, WA, Public Utilities, District Number 1, Columbia River Rock, Capital Appreciation Refunding, Series A, MBIA-Insured, zero coupon bond to yield 5.999% due 6/1/22 (b)	10,178,306

West Virginia — 1.0%
		West Virginia State Housing Development Fund, Housing Finance Revenue:
3,845,000	AAA	Series B, 5.300% due 5/1/24	3,953,814

See Notes to Financial Statements.

14         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value
West Virginia — 1.0% (continued)
$3,055,000	AAA	Series C, 5.350% due 11/1/27	$3,144,267

		Total West Virginia	7,098,081

Wisconsin — 0.5%
1,280,000	AA	Wisconsin Housing & Economic Development Authority, Home Ownership Revenue, Series A, 5.650% due 11/1/23	1,280,576
		Wisconsin State HEFA Revenue:
1,100,000	A	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,147,509
1,250,000	AAA	Medical College of Wisconsin Inc. Project, MBIA-Insured, 5.400% due 12/1/16	1,297,662

		Total Wisconsin	3,725,747

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $667,419,128)	707,804,852

SHORT-TERM INVESTMENTS(h) — 3.4%
California — 0.7%
5,000,000	AAA	California State Department of Water Resources and Power Supply Revenue, Subseries G-8, MBIA-Insured, SPA-JPMorgan Chase Bank, 3.180% due 2/16/06 (e)	5,000,000

Connecticut — 0.6%
4,100,000	A-1+	Connecticut State Health & Educational Facility Authority, Yale University Series T-1, 2.920%, 12/1/05	4,100,000

Georgia — 0.2%
1,300,000	A-1+	Burke County, GA, PCR, Oglethorpe Power Corp., Series A, FGIC-Insured, SPA-Dexia Credit Local, 2.980%, 12/7/05	1,300,000

Massachusetts — 0.0%
70,000	A-1+	Massachusetts HEFA Revenue, Capital Asset Program, Series C, MBIA-Insured, 2.980%, 12/1/05	70,000

Nebraska — 0.0%
100,000	VMIG1(d)	Lancaster County, NE, Hospital Authority Number 1, Hospital Revenue, Bryan LGH Medical Center Project, AMBAC-Insured, 3.030%, 12/1/05	100,000

New Hampshire — 0.7%
4,915,000	A-1+	New Hampshire HEFA Revenue, Dartmouth Hitchcock Clinic, Series A, FSA-Insured, SPA-Dexia Credit Local & JPMorgan Chase, 3.040%, 12/1/05	4,915,000

New York — 0.6%
4,550,000	A-1+	Long Island Power Authority, NY Electricity System Revenue, General Series H, FSA-Insured, LOC-Dexia Credit Local, 2.950%, 12/7/05	4,550,000

See Notes to Financial Statements.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         15

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Face Amount	Rating‡	Security	Value

Pennsylvania — 0.1%
$700,000	A-1+	Philadelphia, PA, Hospitals and Higher EFA, Children’s Hospital Project, Series A, SPA-JPMorgan Chase, Westdeutsche Landesbank, 2.980%, 12/1/05	$700,000
100,000	A-1+	Philadelphia, PA, IDR, Fox Chase Cancer Center Project, LOC-Morgan Guaranty Trust, 2.980%, 12/1/05	100,000

		Total Pennsylvania	800,000

Texas — 0.3%
		Bell County, TX, Health Facilities Development Corp. Revenue:
600,000	A-1+	Scott and White Memorial Hospital, HFA, Series 2001-2, MBIA-Insured, SPA-Westdeustche Landesbank, 3.000%, 12/1/05	600,000
200,000	A-1+	Scott and White Memorial Hospital, Series B-2, MBIA-Insured, SPA-Chase Bank of Texas N.A., 3.000%, 12/1/05	200,000
		Harris County, TX, Health Facilities Development Corp. Revenue:
1,600,000	A-1+	Texas Medical Center Project, Series B, SPA-JPMorgan Chase, 3.000%, 12/1/05	1,600,000
100,000	A-1+	The Methodist Systems, Series B, 3.000%, 12/1/05	100,000

		Total Texas	2,500,000

Washington — 0.2%
1,300,000	A-1+	Washington State Health Care Facilities, Providence Services, Series A, MBIA-Insured, SPA-JPMorgan Chase, 3.000%, 12/1/05	1,300,000
100,000	VMIG1(d)	Washington State Housing Finance Commission Nonprofit Housing Revenue, Rockwood Retirement Program, Series A, LOC-Wells Fargo Bank NA, 3.100%, 12/1/05	100,000

		Total Washington	1,400,000

		TOTAL SHORT-TERM INVESTMENTS (Cost — $24,735,000)	24,735,000

		TOTAL INVESTMENTS — 100.0% (Cost — $692,154,128#)	$732,539,852

‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted.
(a)	Pre-Refunded bonds are escrowed with government securities and/or U.S. government agency securities and are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	Rating by Moody’s Investors Service.
(e)	Variable rate security. Coupon rate disclosed is that which is in effect at November 30, 2005.
(f)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(g)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer on no more than 7 days notice. Date shown is the date of the next interest rate change.
#	Aggregate cost for federal income tax purposes is substantially the same.

See pages 18 and 19 for definitions of ratings.

See Notes to Financial Statements.

16         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Schedule of Investments (November 30, 2005) (unaudited) (continued)

Abbreviations used in this schedule:
AMBAC	— Ambac Assurance Corporation
CDA	— Community Development Authority
COP	— Certificate of Participation
DFA	— Development Finance Agency
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GNMA	— Government National Mortgage Association
GO	— General Obligation
HDA	— Housing Development Authority
HEFA	— Health & Educational Facilities Authority
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
ISD	— Independent School District
LOC	— Letter of Credit
MBIA	— Municipal Bond Investors Assurance Corporation
MFH	— Multi-Family Housing
PCA	— Pollution Control Authority
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Board Loan Fund
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement
USD	— Unified School District

Summary of Investments by Industry * (unaudited)
Pre-Refunded	21.1%
Education	13.5%
Water & Sewer	10.3%
Hospitals	8.7%
General Obligation	7.1%
Transportation	5.3%
Pollution Control	5.1%
Escrowed to Maturity	4.9%
Utilities	4.5%
Housing: Single-Family	4.2%
Cogeneration Facilities	2.3%
Industrial Development	2.3%
Tax Allocation	1.9%
Tobacco	1.4%
Housing: Multi-Family	0.9%
Government Facilities	0.2%
Other	6.3%

100.0%

*	As a percent of total investments.

See Notes to Financial Statements.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         17

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A

— Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

— Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC

— Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ba,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

— Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

— Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

— Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

— Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

— Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

NR	— Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

18         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Short-Term Security Ratings (unaudited)

SP-1

— Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1

— Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	— Moody’s highest rating for issues having a demand feature — VRDO.
P-1	— Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         19

Statement of Assets and Liabilities (November 30, 2005) (unaudited)

ASSETS:
Investments, at value (Cost — $692,154,128)	$732,539,852
Interest receivable	11,693,383
Receivable for securities sold	925,803
Receivable from broker — variation margin on open futures contracts	335,156
Prepaid expenses	17,594

Total Assets	745,511,788

LIABILITIES:
Payable for securities purchased	5,000,000
Investment advisory fee payable	334,006
Distributions payable to Auction Rate Cumulative Preferred Stockholders	69,276
Due to custodian	35,376
Directors’ fees payable	836
Distributions payable	167
Accrued expenses	47,256

Total Liabilities	5,486,917

Series M, T, W, Th and F Auction Rate Cumulative Preferred Stock (2,000 shares authorized and issued at $25,000 per share for each series) (Note 4)	250,000,000

Total Net Assets	$490,024,871

NET ASSETS:
Par value ($0.001 par value; 41,915,511 common shares issued and outstanding; 500,000,000 common shares authorized)	$41,916
Paid-in capital in excess of par value	509,780,980
Overdistributed net investment income	(306,816)
Accumulated net realized loss on investments and futures contracts	(61,284,589)
Net unrealized appreciation on investments and futures contracts	41,793,380

Total Net Assets	$490,024,871

Shares Outstanding	41,915,511

Net Asset Value	$11.69

See Notes to Financial Statements.

20         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Statement of Operations (For the six months ended November 30, 2005) (unaudited)

INVESTMENT INCOME:
Interest	$18,310,354

EXPENSES:
Investment advisory fee (Note 2)	2,045,152
Auction participation fees (Note 4)	313,696
Administration fee (Note 2)	248,203
Shareholder reports	82,392
Transfer agent fees	56,658
Legal fees	48,204
Directors’ fees	33,271
Custody fees	33,090
Audit and tax	25,119
Listing fees	17,705
Auction agent fees	16,448
Insurance	6,938
Rating agency fees	5,533
Miscellaneous expenses	8,613

Total Expenses	2,941,022

Net Investment Income	15,369,332

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain From:
Investments	198,223
Futures contracts	6,238,981

Net Realized Gain	6,437,204

Change in Net Unrealized Appreciation/Depreciation From:
Investments	(12,738,064)
Futures contracts	4,085,156

Change in Net Unrealized Appreciation/Depreciation	(8,652,908)

Net Loss on Investments and Futures Contracts	(2,215,704)

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(3,125,688)

Increase in Net Assets From Operations	$10,027,940

See Notes to Financial Statements.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         21

Statements of Changes in Net Assets

For the six months ended November 30, 2005 (unaudited) and the year ended May 31, 2005

	November 30	May 31
OPERATIONS:
Net investment income	$15,369,332	$30,154,136
Net realized gain (loss)	6,437,204	(31,439,874)
Change in net unrealized appreciation/depreciation	(8,652,908)	32,010,366
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(3,125,688)	(4,108,335)
Increase from payment by affiliate	—	480,000

Increase in Net Assets From Operations	10,027,940	27,096,293

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(11,568,681)	(27,286,997)

Decrease in Net Assets From Distributions to Common Stock Shareholders	(11,568,681)	(27,286,997)

Decrease in Net Assets	(1,540,741)	(190,704)
NET ASSETS:
Beginning of period	491,565,612	491,756,316

End of period*	$490,024,871	$491,565,612

*Includes overdistributed net investment income of:	$(306,816)	$(981,779)

See Notes to Financial Statements.

22         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2005(1)		2005		2004	2003		2002		2001
Net Asset Value, Beginning of Period	$11.73		$11.73		$11.82	$11.69		$11.74		$10.93

Income (Loss) From Operations:
Net investment income	0.36		0.72		0.74	0.76		0.60	(2)	0.60
Net realized and unrealized gain (loss)	(0.05)		0.03		(0.07)	0.10		0.02	(2)	0.79
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.07)		(0.10)		(0.06)	(0.07)		(0.00	)(3)	—

Total Income From Operations	0.24		0.65		0.61	0.79		0.62		1.39

Gain From Repurchase of Treasury Stock	—		—		—	—		—		0.02

Underwriting Commissions and Offering Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—		—		—	(0.00	)(3)	(0.07)		—

Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.28)		(0.65)		(0.70)	(0.66)		(0.60)		(0.60)

Net Asset Value, End of Period	$11.69		$11.73		$11.73	$11.82		$11.69		$11.74

Market Price, End of Period	$10.49		$10.72		$10.93	$10.99		$10.57		$10.67

Total Return, Based on Net Asset Value(4)	2.24%		6.11	%(5)	5.63%	7.55%		5.33%		13.90%

Total Return, Based on Market Price(4)	0.39%		4.07%		5.86%	10.60%		4.79%		20.69%

Net Assets, End of Period (000s)	$490,025		$491,566		$491,756	$494,777		$489,000		$374,000

Ratios to Average Net Assets Based on Common Shares Outstanding(6):
Gross expenses	1.19	%(7)	1.28%		1.37%	1.51%		1.01%		1.01%
Net expenses	1.19	(7)	1.28		1.37	1.51		0.52		0.68
Net investment income	6.23	(7)	6.12		6.17	6.40		4.84	(2)	5.15

Portfolio Turnover Rate	3%		7%		34%	28%		39%		58%

Auction Rate Cumulative Preferred Stock(8):
Total Amount Outstanding (000s)	$250,000		$250,000		$250,000	$250,000		$250,000		$—
Asset Coverage Per Share	74,002		74,157		74,250	74,478		74,000		—
Involuntary Liquidating Preference Per Share(9)	25,000		25,000		25,000	25,000		25,000		—
Average Market Value Per Share(9)	25,000		25,000		25,000	25,000		25,000		—

See Notes to Financial Statements.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         23

Financial Highlights (continued)

(1)	For the six months ended November 30, 2005 (unaudited).
(2)	Effective June 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended May 31, 2002, the ratio of net investment income to average net assets would have been 4.81%. The impact of this change to net investment income and net realized and unrealized gain was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to June 1, 2001 have not been restated to reflect this change in presentation.
(3)	Amount represents less than $0.01 per share.
(4)	The total return calculation assumes that all distributions, including returns of capital, if any, are reinvested in accordance with the Fund’s dividend reinvestment plan. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(5)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would have been 6.02%.
(6)	Calculated on the basis of average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(7)	Annualized.
(8)	On May 22, 2002, the Fund issued 2,000 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share, for Series M, Series T, Series W, Series Th and Series F, respectively.
(9)	Excludes accumulated undeclared dividends.

See Notes to Financial Statements.

24         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Managed Municipals Portfolio Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts.  The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income.  Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         25

Notes to Financial Statements (unaudited) (continued)

(d) Distributions to Shareholders.  Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of Auction Rate Cumulative Preferred Stock shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of monies legally available to shareholders.

(e) Net Asset Value.  The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Auction Rate Cumulative Preferred Stock, and (3) accumulated and unpaid dividends on the outstanding Auction Rate Cumulative Preferred Stock issue.

(f) Federal and Other Taxes.  It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification.  GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as the investment adviser and administrator to the Fund. For investment advisory and administrative services, the Fund paid SBFM fees calculated at the annual rate of 0.55% and 0.10% of the average daily total net assets of the Fund, respectively, for an aggregate investment advisory and administrative fee of 0.65% through September 30, 2005. Notwithstanding the foregoing, by agreement between SBFM and the Fund, the Fund paid SBFM an aggregate investment advisory and administrative fee at an annual rate of 0.65% on those assets of the Fund equal to the product of the number of preferred shares outstanding multiplied by the liquidation value of such shares through September 30, 2005. The investment advisory and administrative fee was calculated daily and paid monthly. Effective October 1, 2005, the Fund pays SBFM an investment

26         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

advisory fee of 0.55% of the average daily total net assets of the Fund. Notwithstanding the foregoing, by agreement between SBFM and the Fund, the Fund pays SBFM an investment advisory fee at an annual rate of 0.55% on those assets of the Fund equal to the product of the number of preferred shares outstanding multiplied by the liquidation value of such shares. The investment advisory fee is calculated daily and paid monthly.

Certain officers and one director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

See Note 8 for changes to affiliated agreements and transactions subsequent to November 30, 2005.

3.	Investments

During the six months ended November 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$48,821,773

Sales	17,946,316

At November 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$44,208,771
Gross unrealized depreciation	(3,823,047)

Net unrealized appreciation	$40,385,724

At November 30, 2005, the Fund had the following open futures contracts:

Contracts to Sell:	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
U.S. Treasury Bonds	2,145	3/06	$241,714,687	$240,307,031	$1,407,656

4.	Auction Rate Cumulative Preferred Stock

As of November 30, 2005, the Fund had 2,000 outstanding shares of Series M, Series T, Series W, Series Th and Series F, each of Auction Rate Cumulative Preferred Stock (“ARCPS”). The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically 7 days. The dividend rates ranged from 1.950% to 3.030% during the six months ended November 30, 2005. At November 30, 2005, the dividend rates in effect were as follows:

	Series M	Series T	Series W	Series Th	Series F
Dividend Rates	2.970%	2.980%	2.930%	2.930%	3.030%

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         27

Notes to Financial Statements (unaudited) (continued)

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption (if the Fund is in default of certain coverage requirements) at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended November 30, 2005, the Fund incurred auction participation fees of $313,696 for CGM’s services as the participating broker/dealer.

5.	Capital Loss Carryforward

As of May 31, 2005, the Fund had a net capital loss carryforward of $46,888,432, of which $10,786,867 expires in 2008, $10,369,607 expires in 2011, and $25,731,958 expires in 2013. These amounts will be available to offset any future taxable capital gains.

6.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to

28         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc. (“Legg Mason”).

7.	Other Matters

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a)

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         29

Notes to Financial Statements (unaudited) (continued)

and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

8.	Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM, to Legg Mason. As a result, SBFM, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new investment advisory contract between the Fund and the Manager which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the 1940 Act. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the SEC. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the Fund’s policy of seeking the best overall terms available.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

The Fund’s Board has approved American Stock Transfer & Trust Co. (“AST”) to serve as transfer agent for the Fund. The principal business office of AST is located at 59 Maiden Lane, New York, NY 10038.

30         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Financial Data (unaudited)

For a share of common stock outstanding throughout each period:

Record Date	Payable Date	NYSE Closing Price†	Net Asset Value†	Dividend Paid	Dividend Reinvestment Price
Fiscal Year 2004
6/24/03	6/27/03	$10.93	$11.77	$0.058	$11.08
7/22/03	7/25/03	10.62	11.82	0.058	10.79
8/26/03	8/29/03	10.56	11.68	0.058	10.63
9/23/03	9/26/03	10.61	11.83	0.058	10.76
10/28/03	10/31/03	11.11	11.95	0.058	11.17
11/24/03	11/28/03	11.03	12.05	0.058	11.24
12/22/03	12/26/03	11.18	12.06	0.058	11.28
1/27/04	1/30/04	11.69	12.11	0.058	11.67
2/24/04	2/27/04	11.67	12.13	0.058	11.83
3/23/04	3/26/04	11.76	11.99	0.058	11.75
4/27/04	4/30/04	10.63	11.88	0.058	10.61
5/25/04	5/28/04	10.74	11.70	0.058	10.92
Fiscal Year 2005
6/22/04	6/25/04	10.52	11.67	0.058	10.71
7/27/04	7/30/04	10.73	11.72	0.058	10.73
8/24/04	8/27/04	10.90	11.71	0.058	11.12
9/21/04	9/24/04	11.06	11.66	0.055	11.16
10/26/04	10/29/04	11.18	11.73	0.055	11.34
11/22/04	11/26/04	11.05	11.67	0.055	11.42
12/28/04	12/31/04	10.62	11.79	0.052	10.80
1/25/05	1/28/05	10.86	11.79	0.052	11.10
2/22/05	2/25/05	10.80	11.84	0.052	10.90
3/21/05	3/24/05	10.53	11.84	0.052	10.68
4/26/05	4/29/05	10.68	11.76	0.052	10.77
5/24/05	6/01/05	10.68	11.75	0.052	10.78
Fiscal Year 2006
6/21/05	6/24/05	10.63	11.69	0.046	10.74
7/26/05	7/29/05	10.77	11.75	0.046	10.88
8/23/05	8/26/05	10.74	11.76	0.046	10.87
9/27/05	9/30/05	10.60	11.71	0.046	10.78
10/25/05	10/28/05	10.66	11.69	0.046	10.75
11/21/05	11/25/05	10.46	11.65	0.046	10.65

†	As of record date.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         31

Board Approval of Management Agreement (unaudited)

At a meeting of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s advisory and administration agreements (collectively, the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the performance of the Manager. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the level of services provided to the Fund and its shareholders should the sale of the Manager be consummated. At another Board meeting, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreement, the Independent Directors considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity

32         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

gained as Board members of funds in the CAM fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance since its inception to the Lipper category averages. The Board members noted that they had also received and discussed with management information at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all closed-end funds classified as “leveraged general municipal debt funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         33

Board Approval of Management Agreement (unaudited) (continued)

Fund performed slightly below the median for the one-year period and below the median for each other period. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to be below the Lipper category average during the second quarter. Representatives of the Manager noted that there was a change in the reporting structure of the portfolio management team, which was intended to improve the Fund’s performance over time. The Board members then discussed with the Fund’s portfolio managers their portfolio management strategy. It was noted that the portfolio managers had taken a cautious approach to managing interest rate risk which impacted the Fund’s performance as compared to the Lipper category. The Board members noted that the portfolio managers are very experienced with an excellent long-term track record, and expressed their confidence in the Fund’s portfolio management team. Based on its review, the Board generally was satisfied with the Manager’s efforts to improve the Fund’s performance, but concluded that it was necessary to continue to closely monitor the performance of the Fund and its portfolio management team.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) on the Fund’s Common Assets and Common and Leveraged Assets payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered the actual fee rate on the Fund’s Common Assets exclusive of Leveraged Assets (the “Actual Management Fee”).

Additionally, the Board received and considered information comparing the Fund’s Contractual and Actual Management Fees and the Fund’s overall expense ratios for Common Assets and Common and Leveraged Assets with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 13 closed-end funds (including the Fund) classified as “leveraged general municipal debt funds” by

34         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Lipper, showed that the Fund’s Contractual Management Fee on the Fund’s Common Assets and Common and Leveraged Assets was slightly higher than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s Actual Management Fee was higher than the median of management fees paid by the other funds in the Expense Group based on Common Assets. The Board noted that the Fund’s actual total expense ratio also was higher than the median of the total expense ratios of the funds in the Expense Group based on Common Assets and Common and Leveraged Assets. The Board noted that commencing December 1, 2004, the Manager reduced its Contractual Management Fee on the Common Assets and Leveraged Assets of the Fund and that the full benefit of this adjustment was therefore not yet reflected in the Actual Management Fee or the Fund’s actual total expense ratio in the Lipper Report.

After discussion with the Board, the Manager offered to further reduce the Contractual Management Fee from 0.65% to 0.55% of the value of the Fund’s managed assets, effective October 1, 2005.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information (particularly with the Manager’s agreement to reduce the Contractual Management Fee rate) and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that as a closed-end fund, the Fund’s ability to increase its asset level was limited and that a discussion of economies of scale typically is predicated on increasing assets. The Board also considered the Manager’s agreement to reduce its management fee and the effect such reduction would have on the total expense ratio of the Fund. The

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         35

Board Approval of Management Agreement (unaudited) (continued)

Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Additional Information

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Manager, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory and administration agreements in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Manager (the “New Management Agreement”), and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 10 and 11, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and

36         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Manager, which, among other things, may involve Western Asset and the Manager sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         37

Board Approval of Management Agreement (unaudited) (continued)

(vi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xi) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xii) the terms and conditions of the New Management Agreement, including the differences from the current advisory and administration agreements, and the benefits of a single, uniform form of agreement covering these services;

(xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xiv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xv) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory and administration agreements as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory and administration agreements, and reached substantially the same conclusions.

38         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Additional Shareholder Information (unaudited)

Result of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of Managed Municipals Portfolio Inc. was held on September 23, 2005, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of Directors*

Name	Common Shares Voted For Election	Common Shares Withheld	Preferred Shares Voted For Election	Preferred Shares Withheld
Dwight B. Crane	40,102,864	449,427	9,670	2
William R. Hutchinson	40,115,797	436,494	9,670	2
George M. Pavia	40,100,452	451,839	9,670	2

*	The following Directors, representing the balance of the Board of Directors, continue to serve as Directors: Paolo M. Cucchi, Robert A. Frankel, R. Jay Gerken and Paul Hardin.

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions
New Management Agreement	21,007,617	1,092,410	1,166,264

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         39

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Inc. (“PFPC”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the

40         Managed Municipals Portfolio Inc 2005 Semi-Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by telephone at 1 (800) 331-1710.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

Managed Municipals Portfolio Inc 2005 Semi-Annual Report         41

Managed Municipals Portfolio Inc.

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA
Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer
and Treasurer

Joseph P. Deane

Vice President and
Investment Officer

David T. Fare

Vice President and

Investment Officer

Andrew Beagley

Chief Compliance Officer

OFFICERS (continued)

Steven Frank

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT ADVISER
AND ADMINISTRATOR

Smith Barney Fund

Management LLC

399 Park Avenue

New York, New York 10022

TRANSFER AGENT

PFPC Inc.

P.O. Box 43027

Providence, Rhode Island 02940-3027

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is intended only for the shareholders of the Managed Municipals Portfolio Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

www.citigroupam.com

FD0837 1/06	05-9477

Managed Municipals Portfolio Inc.

MANAGED MUNICIPALS PORTFOLIO INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8. Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) Not applicable.

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Managed Municipals Portfolio Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Managed Municipals Portfolio Inc.

Date: February 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Managed Municipals Portfolio Inc.

Date: February 9, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Managed Municipals Portfolio Inc.

Date: February 9, 2006